UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

AmeriCredit Corp.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 31, 2008, AmeriCredit Financial Services, Inc. (“AmeriCredit”), a subsidiary of AmeriCredit Corp., and Long Beach Acceptance Corp. (“Long Beach”), a subsidiary of AmeriCredit, entered into amendments to transaction documents concerning securitizations insured by the Financial Security Assurance Inc. (“FSA”). The description of those amendments in Item 6.03 of this Form 8-K is incorporated by reference to this item.

Item 6.03	Change in Credit Enhancement or Other External Support

On January 31, 2008, AmeriCredit and Long Beach entered into amendments to transaction documents concerning FSA-insured AmeriCredit Automobile Receivables Trust (“AMCAR”) and Long Beach Acceptance Auto Receivables Trust (“LBART”) securitizations, to include a limited cross-collateralization feature whereby excess cash flows from AMCAR and/or LBART securitizations insured by FSA may be used to support credit enhancement requirements of other AMCAR and/or LBART securitizations insured by FSA if (i) a securitization insured by FSA has met its specific target credit enhancement level, without regard to any increase due to a performance trigger event, and then falls below such overcollateralization level, (ii) a securitization insured by FSA has not met its specific target credit enhancement level, without regard to any increase due to a performance trigger event, after the fifteenth distribution date or (iii) an insurance agreement event of default has occurred under a securitization insured by FSA. Additionally, the amendments to the transaction documents of the FSA-insured Long Beach Acceptance Auto Receivables Trust 2006-A (“LBART 2006-A”), Long Beach Acceptance Auto Receivables Trust 2006-B (“LBART 2006-B”) and Long Beach Acceptance Auto Receivables 2007-A (“LBART 2007-A”) increased certain credit enhancement requirements. A copy of the amendments are filed herewith as exhibits to this Form 8-K.

Item 8.01	Other Events.

On February 6, 2008, the Board of Directors of AmeriCredit approved the acquisition by Leucadia National Corporation and its affiliates (“Leucadia”) of 20% or more of AmeriCredit’s outstanding voting stock. The effect of this action is to make inapplicable the provisions of the Texas Business Combination Law, which, without the action taken by AmeriCredit’s Board of Directors, would prohibit AmeriCredit and Leucadia from entering into any business combination for a period of three years following Leucadia’s acquisition of 20% or more of the outstanding voting stock of AmeriCredit unless approved by two-thirds of AmeriCredit’s outstanding shares not held by Leucadia. AmeriCredit and Leucadia have discussed the terms of a standstill agreement dealing with matters customarily covered in an agreement with a significant minority shareholder, including but not limited to a limit on Leucadia’s ownership in AmeriCredit to 29.9% of the outstanding shares of AmeriCredit’s common stock for a period of two years. There is no assurance that such standstill agreement will be entered into or if entered into, would necessarily be on the same terms as presently being discussed.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Amendment No. 1 to the Series 2004-D-F Supplement, dated as of January 31, 2008, among AFS Funding Trust, Financial Security Assurance Inc. and The Bank of New York to the Series 2004-C-F Supplement, dated October 24, 2004.

99.2	Amendment No. 1 to the Series 2005-C-F Supplement, dated January 31, 2008, among AFS Funding Trust, Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the Series 2005-C-F Supplement, dated August 17, 2005.

99.3	Amendment No. 1 to the Spread Account Agreement, dated as of January 31, 2008, among AmeriCredit Automobile Receivables Trust 2006-A-F, Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the AmeriCredit Automobile Receivables Trust 2006-A-F Spread Account Agreement, dated as of July 12, 2006.

99.4	Amendment No. 1 to the Spread Account Agreement, dated as of January 31, 2008, among AmeriCredit Automobile Receivables Trust 2007-B-F, Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the AmeriCredit Automobile Receivables Trust 2007-B-F Spread Account Agreement, dated as of April 11, 2007.

99.5	Amendment No. 1 to the Spread Account Agreement, dated as of January 31, 2008, among AmeriCredit Automobile Receivables Trust 2007-D-F, Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the AmeriCredit Automobile Receivables Trust 2007-D-F Spread Account Agreement, dated as of September 12, 2007.

99.6	Amendment No. 2, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the Long Beach Acceptance Auto Receivables Trust 2004-A Master Spread Account Agreement, dated as of March 1, 2004.

99.7	Amendment No. 2, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the Long Beach Acceptance Auto Receivables Trust 2004-B Master Spread Account Agreement, dated as of July 1, 2004.

Exhibit Number	Description
99.8	Amendment No. 1, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and The Bank of New York to the Long Beach Acceptance Auto Receivables Trust 2004-C Master Spread Account Agreement, dated as of December 1, 2004.

99.9	Amendment No. 1, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the Long Beach Acceptance Auto Receivables Trust 2005-A Master Spread Account Agreement, dated as of June 1, 2005.

99.10	Amendment No. 1, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and The Bank of New York to the Long Beach Acceptance Auto Receivables Trust 2005-B Master Spread Account Agreement, dated as of October 1, 2005.

99.11	Amendment No. 1, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the Long Beach Acceptance Auto Receivables Trust 2006-A Master Spread Account Agreement, dated as of May 1, 2006.

99.12	Amendment No. 1, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and Deutsche Bank Trust Company Americas to the Long Beach Acceptance Auto Receivables Trust 2006-B Master Spread Account Agreement, dated as of September 1, 2006.

99.13	Amendment No. 1, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the Long Beach Acceptance Auto Receivables Trust 2007-A Master Spread Account Agreement, dated as of March 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: February 6, 2008	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Amendment No. 1 to the Series 2004-D-F Supplement, dated as of January 31, 2008, among AFS Funding Trust, Financial Security Assurance Inc. and The Bank of New York to the Series 2004-C-F Supplement, dated October 24, 2004.

99.2	Amendment No. 1 to the Series 2005-C-F Supplement, dated January 31, 2008, among AFS Funding Trust, Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the Series 2005-C-F Supplement, dated August 17, 2005.

99.3	Amendment No. 1 to the Spread Account Agreement, dated as of January 31, 2008, among AmeriCredit Automobile Receivables Trust 2006-A-F, Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the AmeriCredit Automobile Receivables Trust 2006-A-F Spread Account Agreement, dated as of July 12, 2006.

99.4	Amendment No. 1 to the Spread Account Agreement, dated as of January 31, 2008, among AmeriCredit Automobile Receivables Trust 2007-B-F, Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the AmeriCredit Automobile Receivables Trust 2007-B-F Spread Account Agreement, dated as of April 11, 2007.

99.5	Amendment No. 1 to the Spread Account Agreement, dated as of January 31, 2008, among AmeriCredit Automobile Receivables Trust 2007-D-F, Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the AmeriCredit Automobile Receivables Trust 2007-D-F Spread Account Agreement, dated as of September 12, 2007.

99.6	Amendment No. 2, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the Long Beach Acceptance Auto Receivables Trust 2004-A Master Spread Account Agreement, dated as of March 1, 2004.

99.7	Amendment No. 2, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the Long Beach Acceptance Auto Receivables Trust 2004-B Master Spread Account Agreement, dated as of July 1, 2004.

99.8	Amendment No. 1, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and The Bank of New York to the Long Beach Acceptance Auto Receivables Trust 2004-C Master Spread Account Agreement, dated as of December 1, 2004.

99.9	Amendment No. 1, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the Long Beach Acceptance Auto Receivables Trust 2005-A Master Spread Account Agreement, dated as of June 1, 2005.

99.10	Amendment No. 1, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and The Bank of New York to the Long Beach Acceptance Auto Receivables Trust 2005-B Master Spread Account Agreement, dated as of October 1, 2005.

99.11	Amendment No. 1, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the Long Beach Acceptance Auto Receivables Trust 2006-A Master Spread Account Agreement, dated as of May 1, 2006.

99.12	Amendment No. 1, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and Deutsche Bank Trust Company Americas to the Long Beach Acceptance Auto Receivables Trust 2006-B Master Spread Account Agreement, dated as of September 1, 2006.

99.13	Amendment No. 1, dated as of January 31, 2008, among Long Beach Acceptance Receivables Corp., Financial Security Assurance Inc. and Wells Fargo Bank, National Association to the Long Beach Acceptance Auto Receivables Trust 2007-A Master Spread Account Agreement, dated as of March 1, 2007.